UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 22, 2004

OCEANFIRST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-27428	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

975 HOOPER AVENUE, TOMS RIVER, NEW JERSEY 08753

(Address of principal executive offices, including zip code)

(732)240-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

ITEMS 1 THROUGH 6 AND 8. NOT APPLICABLE

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS

The following Exhibits are filed as part of this report:

99.1—Press Release dated April 22, 2004.

ITEM 12.	REGULATION FD DISCLOSURE

On April 22, 2004, OceanFirst Financial Corp., the holding company for OceanFirst Bank, announced its financial results for the quarter ended March 31, 2004. The press release announcing financial results for the quarter ended March 31, 2004 is filed as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

/s/ Michael Fitzpatrick

Michael Fitzpatrick Executive Vice President and Chief Financial Officer

Dated: April 26, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 22, 2004.